UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of earliest event reported)       05-08-03
                                                          ----------------------


                                   Rapidtron, Inc.
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             (Exact name of registrant as specified in its charter)


               Nevada                000-31713             88-0455472
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   (State or other jurisdiction     (Commission          (IRS Employer
         of incorporation           File Number)       Identification No.)


      3151 Airway Avenue Bldg Q, Costa Mesa, California           92626-4627
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           (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code     949-798-0652
                                                          ----------------------

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          (Former name or former address, if changed since last report)


ITEM  1.   CHANGES  IN  CONTROL  OF  REGISTRANT.

     (a)  Description  of  the  Transaction

     On May 8, 2003, we closed the acquisition of Rapidtron, Inc., a Delaware corporation, pursuant to the terms and conditions of the Agreement and Plan of Merger, dated January 17, 2003, as amended on March 31, 2003. The transaction is more fully described at the beginning of Part I of our Form 10-QSB, filed with the Securities and Exchange Commission on May 19, 2003, which Part I is hereby incorporated into this report.

     We agreed to appoint John Creel and Steve Meineke as Directors, to serve until the next regularly scheduled meeting of the stockholders. We also appointed John Creel to serve as our President and Chief Executive Officer, and Steve Meineke to serve as our Secretary and Treasurer.


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     On  April  14, 2003, we filed with the Securities and Exchange Commission a
Definitive Information Statement on Schedule 14C. Biographical information concerning our new Board of Directors and Executive Officers is set forth in our Information Statement and is incorporated herein by this reference.

     (b)  Future  Changes  in  Control.

     We are not aware of any arrangements the operation of which may at a subsequent date result in a change in control of the registrant.

ITEM  2.   ACQUISITION  OR  DISPOSITION  OF  ASSETS.

     Pursuant to the Agreement, we acquired ownership of all of the issued and outstanding capital shares of Rapidtron, Inc., a Delaware corporation, and as a result, Rapidtron, Inc. became our wholly owned subsidiary.

     The 9,600,000 common shares we issued to the former owners of Rapidtron, Inc., a Delaware corporation, were not registered under the Securities Act of 1933, as amended ("Act"), but were issued in reliance upon the exemption from registration provided by Section 4(2) of the Act, on the basis that the transaction did not involving a public offering. All certificates evidencing the shares we issued bear a customary form of investment legend and may not be sold, pledged, hypothecated or otherwise transferred unless first registered under the Act or pursuant to an available exemption from such registration requirements.

     We intend to continue the operations of Rapidtron, Inc. as our wholly-owned subsidiary, as more fully described in our Plan of Operation included in our Form 10-QSB, filed with the Securities and Exchange Commission on May 19, 2003, which Plan of Operation is hereby incorporated into this report.

ITEM  7.   FINANCIAL  STATEMENTS  AND  EXHIBITS.

           (a)     FINANCIAL  STATEMENTS  OF  BUSINESS  ACQUIRED

     We intend to file a copy of the audited financial statements for Rapidtron, Inc., a Delaware corporation, for the period ending December 31, 2002, together with the unaudited financial statements for the interim period ending March 31, 2003, as an amendment to this report prior to June 6, 2003, but we will, in no event, file such financial statements within sixty (60) days from the filing of this report.

           (c)     EXHIBITS

     The  following  exhibits  are  included  as  part  of  this  report:

2.1 Agreement and Plan of Merger, dated as of January 17, 2003, Agreement and Plan Merger, dated January 17, 2003, is incorporated by reference to
     Exhibit 2.1 of our Form 8-K, filed with the Securities and Exchange Commission on January 23, 2003.


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2.2  Amendment  No.  1 to Agreement and Plan of Merger, dated March 31, 2003, is incorporated by reference to Exhibit 99.1 of our Form 8-K, filed with the Securities and Exchange Commission on April 2, 2003.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    RAPIDTRON,  INC.,  a  Nevada  corporation




Date:  May  23,  2003               By:  /s/  John  Creel
                                    -----------------------------------------
                                    John  Creel,
                                    Chief  Executive  Officer


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